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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2002

ALTERNATIVE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23940	38-2791069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Hart Road, Suite 300, Barrington, IL	60010
(Address of principal executive offices)	(Zip code)
(Registrant's telephone number, including area code)	(847) 381-6701

ALTERNATIVE RESOURCES CORPORATION
CURRENT REPORT OF FORM 8-K

ITEM 5.    Other Events.

        On January 31, 2002, Alternative Resources Corporation, a Delaware corporation (the "Company") entered into a Senior Secured Revolving Credit facility with Fleet Capital Corporation, that provides for up to $30 million of revolving credit based on the Company's available collateral base. The credit facility has a three-year term and bears interest at LIBOR plus 3.25% or the banks' base rate plus 1.00%. The initial proceeds of this facility together with the net proceeds from the sale of convertible subordinated notes described below were used to repay the Company's existing credit facility and provide working capital.

        On January 31, 2002, the Company also entered into a Securities Purchase Agreement with Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P. (collectively "Wynnchurch"), pursuant to which the Company sold Wynnchurch $10 million principal amount of 15% Senior Subordinated Convertible Notes due January 31, 2009. These notes are convertible into common stock of the Company at a conversion price of $2.50 per share. At the Company's election, one half of the interest may be deferred during the first four years, subject to certain conditions.

        In conjunction with the sale of these notes, the Company issued Wynnchurch 10,000,000 warrants to purchase shares of the Company's common stock at $.55 per share and an additional 1,000,000 warrants to purchase its common stock at $.73 per share, the latter of which are generally not exercisable for one year and expire on the occurrence of certain events.

        Wynnchurch is entitled to have two designees appointed to the Company's seven person board, with a right, upon request, to have the board increased by two, and to appoint two additional directors.

        In conjunction with the Wynnchurch transaction, on January 31, 2002, the Company's Board of Directors redeemed all of the rights issued under its stockholder rights plan. Each share of the Company's common stock carried with it one right to purchase a fraction of a share of the Company's preferred stock in certain circumstances described in the stockholder rights plan. The rights were attached to, and could not be separated from, shares of the Company's common stock.

        The Company will pay a redemption payment of $.01 per right to stockholders of record as of the close of business on January 31, 2002. The redemption payment will be mailed to stockholders on or about February 9, 2002.

        The Company is advised that the redemption payment is likely to be treated as a dividend for federal income tax purposes.

ITEM 7.    Financial Statements and Exhibits.

Exhibit Number		Description
(c	)	Exhibits.
4.1
Credit and Security Agreement dated January 31, 2002 among Alternative Resources Corporation, ARC Services Inc., ARC Solutions, Inc., ARC Midholding, Inc. and Writers Inc. as joint and several co-borrowers, and Fleet Capital Corporation as lender.
4.2		$30,000,000 Revolving Credit Note under the Credit and Security Agreement.
4.3		Securities Purchase Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.4		15% Senior Subordinated Convertible Promissory Note dated January 31, 2002 and due January 31, 2009 in the principal amount of $4,920,208 issued to Wynnchurch Capital Partners, L.P.
4.5		15% Senior Subordinated Convertible Promissory Note dated January 31, 2002 and due January 31, 2009 in the principal amount of $5,079,792 issued to Wynnchurch Capital Partners Canada, L.P.
4.6		Stock Purchase Warrant for 4,920,208 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners, L.P.
4.7		Stock Purchase Warrant for 5,079,792 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners Canada, L.P.
4.8		Contingent Stock Purchase Warrant for 492,021 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners, L.P.
4.9		Contingent Stock Purchase Warrant for 507,979 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners Canada, L.P.
4.10		Registration Rights Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.11
Subordination and Intercreditor Agreement dated as of January 31, 2002, among Wynnchurch Capital Partners, L.P., Wynnchurch Capital Partners Canada, L.P., Alternative Resources Corporation, ARC Service, Inc., ARC Solutions, Inc., ARC Midholding, Inc., Writers, Inc., and Fleet Capital Corporation.
4.12		Pledge Agreement dated January 31, 2002, among Alternative Resources Corporation, ARC Service, Inc., ARC Solutions, Inc., ARC Midholding, Inc., Writers Inc. and Fleet Capital Corporation
4.13		Pledge Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P., and Wynnchurch Capital Partners Canada, L.P.
4.14		Company Security Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.15
Guarantor Security Agreement dated January 31, 2002, among ARC Services, Inc., ARC Solutions, Inc., ARC Midholding, Inc., Writers Inc., Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.16
Guaranty dated January 31, 2002, made by ARC Service, Inc., ARC Solutions, Inc., ARC Midholding, Inc. and Writers Inc., for the benefit of Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
99.1		Press Release Issued by the Company on January 31, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERNATIVE RESOURCES CORPORATION
Date: February 12, 2002	/s/ STEVEN PURCELL
Steven Purcell Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Page No.
4.1	Credit and Security Agreement dated January 31, 2002 among Alternative Resources Corporation,ARC Services Inc., ARC Solutions, Inc., ARC Midholding, Inc. and Writers Inc. as joint and several co-borrowers, and Fleet Capital Corporation as lender.
4.2	$30,000,000 Revolving Credit Note under the Credit and Security Agreement.
4.3	Securities Purchase Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.4	15% Senior Subordinated Convertible Promissory Note dated January 31, 2002 and due January 31, 2009 in the principal amount of $4,920,208 issued to Wynnchurch Capital Partners, L.P.
4.5	15% Senior Subordinated Convertible Promissory Note dated January 31, 2002 and due January 31, 2009 in the principal amount of $5,079,792 issued to Wynnchurch Capital Partners Canada, L.P.
4.6	Stock Purchase Warrant for 4,920,208 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners, L.P.
4.7	Stock Purchase Warrant for 5,079,792 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners Canada, L.P.
4.8	Contingent Stock Purchase Warrant for 492,021 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners, L.P.
4.9	Contingent Stock Purchase Warrant for 507,979 shares of Alternative Resources Corporation common stock, dated January 31, 2002 and issued to Wynnchurch Capital Partners Canada, L.P.
4.10	Registration Rights Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.11
Subordination and Intercreditor Agreement dated as of January 31, 2002, among Wynnchurch Capital Partners, L.P., Wynnchurch Capital Partners Canada, L.P., Alternative Resources Corporation, ARC Service, Inc., ARC Solutions, Inc., ARC Midholding, Inc., Writers, Inc., and Fleet Capital Corporation.
4.12	Pledge Agreement dated January 31, 2002, among Alternative Resources Corporation, ARC Service, Inc., ARC Solutions, Inc., ARC Midholding, Inc., Writers Inc. and Fleet Capital Corporation
4.13	Pledge Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P., and Wynnchurch Capital Partners Canada, L.P.
4.14	Company Security Agreement dated January 31, 2002, among Alternative Resources Corporation, Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.15
Guarantor Security Agreement dated January 31, 2002, among ARC Services, Inc., ARC Solutions, Inc., ARC Midholding, Inc., Writers Inc., Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
4.16
Guaranty dated January 31, 2002, made by ARC Service, Inc., ARC Solutions, Inc., ARC Midholding, Inc. and Writers Inc., for the benefit of Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P.
99.1	Press Release Issued by the Company on January 31, 2002

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  ITEM 5. Other Events.
  ITEM 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX